UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 16, 2004

                                  QUOVADX, INC.
                                  -------------

             (Exact name of Registrant as Specified in its Charter)




         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit
         -------
         Number                                 Exhibit
         ------                                 -------

        99.1            Press release of the Registrant, dated August 16, 2004


Item 9.    Regulation FD Disclosure.

On August 16, 2004, Quovadx, Inc., a Delaware corporation ("Quovadx" or the "Registrant"), issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that Quovadx would release its first and second quarter 2004 financial results today, the text of which is incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: August 16, 2004
                                                     /S/ LINDA K. WACKWITZ
                                                     ---------------------
                                                     Linda K. Wackwitz
                                                     Assistant Secretary

                                  EXHIBIT INDEX

         Exhibit
         -------
         Number                                 Exhibit
         ------                                 -------

        99.1            Press release of the Registrant, dated August 16, 2004